Goldman Sachs Growth Opportunities Fund – Service Shares
Before you invest, you may want to review the Goldman Sachs Growth Opportunities Fund’s (the “Fund”) Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund, including the Statement of Additional Information (“SAI”) and most recent annual reports to shareholders, online at www.goldmansachsfunds.com/summaries. You can also get this information at no cost by calling 1-800-621-2550 or by sending an e-mail request to gs-funds-document-requests@gs.com. The Fund’s Prospectus and SAI, both dated April 30, 2010, are incorporated by reference into this Summary Prospectus.
INVESTMENT OBJECTIVE
The Fund seeks long-term growth of capital.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold Service Shares of the Fund. This table does not reflect the fees and expenses associated with any variable annuity contract or variable life insurance policy that uses the Fund as an investment option. Had those fees and expenses been included, overall fees and expenses would be higher.
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	1.00%

Distribution and Service (12b-1) Fees	0.25%

Other Expenses	0.18%

Total Annual Fund Operating Expenses	1.43%

Fee Waiver and Expense Limitation[1]	(0.25)%

Total Annual Fund Operating Expenses	1.18%
After Fee Waiver and Expense Limitation

[1]	The Investment Adviser (as defined below) has agreed to reduce or limit “Other Expenses” (excluding management fees, distribution and service fees, transfer agency fees and expenses, taxes, interest, brokerage fees and litigation, indemnification, shareholder meeting and other extraordinary expenses, exclusive of any custody and transfer agent fee credit reductions) equal on an annualized basis to 0.004% of the Fund’s average daily net assets through at least April 30, 2011, and prior to such date the Investment Adviser may not unilaterally terminate the arrangement. In addition, Goldman, Sachs & Co. (“Goldman Sachs”) has agreed to waive distribution and service fees so as not to exceed an annual rate of 0.16% of the Fund’s average daily net assets attributable to Service Shares through at least April 30, 2011, and prior to such date Goldman Sachs may not unilaterally terminate the arrangement.
EXPENSE EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This Example does not reflect the fees and expenses associated with any variable annuity contract or variable life insurance policy that uses the Fund as an investment option. Had those fees and expenses been included, the costs shown below would be higher.
The Example assumes that you invest $10,000 in Service Shares of the Fund for the time periods indicated and then redeem all of your Service Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (except that the Example assumes that the expense limitation and fee waiver arrangements between the Fund and the Investment Adviser and Goldman Sachs, respectively, will remain in place for only one year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

Service Shares	$ 120	$ 428	$ 758	$ 1,692

2 SUMMARY PROSPECTUS — GOLDMAN SACHS GROWTH OPPORTUNITIES FUND — SERVICE SHARES
PORTFOLIO TURNOVER
The Fund pays transaction costs when it buys and sells securities or instruments (i.e., “turns over” its portfolio). A high rate of portfolio turnover may result in increased transaction costs, including brokerage commissions, which must be borne by the Fund and its shareholders. These costs are not reflected in annual fund operating expenses or in the expense example above, but are reflected in the Fund’s performance. The Fund’s portfolio turnover rate for the fiscal year ended December 31, 2009 was 71% of the average value of its portfolio.
FUND STRATEGY
The Fund invests, under normal circumstances, at least 90% of its total assets (not including securities lending collateral and any investment of that collateral) measured at the time of purchase (“Total Assets”) in equity investments with a primary focus on mid-cap companies. The Fund seeks to achieve its investment objective by investing in a diversified portfolio of equity investments that are considered by the Investment Adviser to be strategically positioned for long-term growth. Although the Fund invests primarily in publicly traded U.S. securities, it may invest up to 25% of its Total Assets in foreign securities, including securities of issuers in countries with emerging markets or economies and securities quoted in foreign currencies.
PRINCIPAL RISKS OF THE FUND
Loss of money is a risk of investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any government agency. The Fund should not be relied upon as a complete investment program. There can be no assurance that the Fund will achieve its investment objective.
Stock Risk. The risk that stock prices have historically risen and fallen in periodic cycles. U.S. and foreign stock markets have experienced periods of substantial price volatility in the past and may do so again in the future.
Market Risk. The value of the securities in which the Fund invests may go up or down in response to prospects of individual companies, particular industry sectors or governments and/or general economic conditions.
Mid Cap Risk. Investments in mid-capitalization companies involve greater risks than investments in larger, more established companies. These securities may be subject to more abrupt or erratic price movements and may lack sufficient market liquidity, and these issuers often face greater business risks.
Investment Style Risk. Different investment styles (e.g., “growth”, “value” or “quantitative”) tend to shift in and out of favor depending upon market and economic conditions and investor sentiment. The Fund may outperform or underperform other funds that invest in similar asset classes but employ different investment styles.
PERFORMANCE
The bar chart and table below provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund’s Service Shares from year to year; and (b) how the average annual total returns of the Fund’s Service Shares compare to those of a broad-based securities market index. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future. Performance reflects fee waivers and expense limitations in effect. In addition, performance reflects Fund level expenses but does not reflect the fees and expenses associated with any variable annuity contract or variable life insurance policy that uses the Fund as an investment option for any contract or policy. Had performance reflected all of those fees and expenses, performance would have been reduced. Updated performance information is available at no cost at www.goldmansachsfunds.com/vit or by calling 1-800-621-2550.
AVERAGE ANNUAL TOTAL RETURNS

For the period ended December 31, 2009	1 Year	Since Inception

Service Shares (Inception 1/9/06)	58.59%	3.52%

Russell Midcap® Growth Index (reflects no	46.29%	-0.75%
deduction for fees, expenses or taxes)

PORTFOLIO MANAGEMENT
Goldman Sachs Asset Management, L.P. is the investment adviser for the Fund (the “Investment Adviser” or “GSAM”).
Portfolio Managers: Steven M. Barry, Managing Director, Chief Investment Officer-Fundamental Equity, Co-Chief Investment Officer- Growth Equity, has managed the Fund since 2006. David G. Shell, CFA, Managing Director, Co-Chief Investment Officer-Growth Equity, has managed the Fund since 2006. Warren E. Fisher, CFA, Vice President, has managed the Fund since 2009.

3 SUMMARY PROSPECTUS — GOLDMAN SACHS GROWTH OPPORTUNITIES FUND — SERVICE SHARES
BUYING AND SELLING FUND SHARES
Fund shares are not sold directly to the public. Fund shares may be purchased and redeemed by separate accounts that fund variable annuity and variable life insurance contracts issued by participating insurance companies. Orders received from separate accounts to purchase or redeem Fund shares are effected on business days. Individual investors may purchase or redeem Fund shares indirectly through variable annuity contracts and variable life insurance policies offered through the separate accounts.
TAX INFORMATION
Provided that the Fund and separate accounts investing in the Fund satisfy applicable tax requirements, the Fund will not be subject to federal tax. Special tax rules apply to life insurance companies, variable annuity contracts and variable life insurance contracts. For information on federal income taxation of owners of variable annuity or variable life insurance contracts, see the prospectus for the applicable contract.
PAYMENTS TO BROKER-DEALERS AND
OTHER FINANCIAL INTERMEDIARIES
The Fund and/or its related companies may pay participating insurance companies and securities dealers for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the insurance company and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your insurance company’s website for more information.

4 SUMMARY PROSPECTUS — GOLDMAN SACHS GROWTH OPPORTUNITIES FUND — SERVICE SHARES
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